                           STOCK PURCHASE AGREEMENT
                           ------------------------

    THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated the 2nd day of July, 1997, between BRIARCLIFF INTERNATIONAL LTD., a British Virgin Islands corporation ("Seller"), and THE MARQUEE GROUP, INC., a Delaware corporation ("Buyer").

                                   Recitals
                                   --------

    A. Seller owns 250 shares (the "Shares") of common stock, par value $1.00 ("Common Stock") of ProServ, Inc., a Delaware corporation (the "Company").

    B. Donald L. Dell ("Dell") and Buyer have entered into a Purchase and Sale Agreement dated as of June 15, 1997 (the "Dell Agreement") pursuant to which Dell has agreed to sell, among other things, 880 shares of Common Stock (the "Dell Shares") to Buyer.

    C. Seller desires to sell, and Buyer desires to purchase, the Shares for the consideration and upon the terms and subject to the conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

    1. Purchase and Sale of Stock.

       1.1. Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares without recourse, guaranty or representation (other than set forth in Section 2 hereof).

       1.2. Purchase Price. In exchange for the Shares, Buyer agrees to pay to Seller the sum of Three Million Dollars ($3,000,000.00) (the "Purchase Price").

       1.3. Payment of Purchase Price. The Purchase Price shall be payable on the Closing Date by wire transfer to Seller of the Purchase Price in immediately available funds in accordance with instructions as shall have been sent to Buyer at least two (2) business days prior to the Closing Date.

       1.4. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place on the date (the "Closing Date") and at the time and place of the closing of the purchase and sale of the Dell Shares which date shall in no event be later than October 15, 1997 (the "Dell Closing Date").

    2. Seller Representations. Seller represents and warrants to Buyer that the Shares are owned by Seller free and clear of all liens, encumbrances, charges, assessments and adverse claims other than by reason of that certain Common Stock Subscription and Shareholder Agreement (the "Subscription Agreement") dated July 9, 1996, among the Company, Dell and the Seller.

    3. Dell and Company Consent. By Side Agreement dated the date hereof among Seller, Buyer, Dell and the Company, a copy of which is attached hereto and incorporated herein as Exhibit D, each of Dell and the Company agrees with each of the Buyer and Seller that each of Dell and the Company (i) consents to Seller's sale and Buyer's purchase of the Shares under this Agreement, (ii) waives any and all rights that any of Dell and the Company may have with respect to the Shares under the Subscription Agreement, and (iii) agrees that Seller's sale and Buyer's purchase of the Shares under this Agreement is made in full compliance with the provisions of the Subscription Agreement.

    4. Buyer Representations. Buyer represents and warrants to Seller that: (i) Buyer is an "accredited investor," as defined in Rule 501 under the Securities Act of 1933 (the "Securities Act"); (ii) Buyer is acquiring the Shares for Buyer's own account for investment with no present intention of distributing or reselling any such Shares with a view to any distribution within the meaning of the Securities Act; (iii) Buyer has had the opportunity to ask questions of Seller and of management of the Company regarding the Company and has received all information reasonably requested by it; and (iv) Buyer understands that the Shares have not been registered under the Securities Act or any state securities law and that the certificate representing the Shares will bear an appropriate restrictive legend, as well as a legend subjecting all transfers of the Shares to the terms of the Subscription Agreement. Buyer agrees that it will not, directly or indirectly, voluntarily offer, sell, pledge or otherwise dispose of (or solicit any offers to purchase or otherwise acquire or take a pledge of) any Shares unless (i) registered pursuant to the provisions of the Securities Act and the applicable state securities laws, or (ii) an exemption from registration is available under the Securities Act and the applicable state securities laws. Buyer has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by the Buyer, does not violate any document or agreement, does not require filing with or consent of any person and (assuming this Agreement is a legal, valid and binding obligation of Seller) constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

    5. Other Covenants and Agreements.

       5.1. Indemnification by Seller. Upon the terms and subject to the conditions set forth in this Section 5.1, Seller agrees to indemnify and hold Buyer harmless against, and will reimburse Buyer on demand for, any payment, loss, cost or expense (including reasonable attorney's fees) made or incurred by or asserted against Buyer at any time after the Closing Date by a third party in respect of any material breach of the Seller's representation and warranty set forth in Section 2 hereof or from any material breach of representation in Seller's certificate furnished to Buyer pursuant to Section
6.1.2 hereof, provided, however, that as a condition precedent hereto, the Buyer shall have delivered written notice of any such claim to Seller prior to the sixth month anniversary of the Closing Date.

       5.2. Indemnification by Buyer. Upon the terms and subject to the conditions set forth in this Section 5.2, Buyer agrees to indemnify and hold Seller harmless against, and will reimburse Seller on demand for, any payment, loss, cost or expense (including reasonable attorney's fees) made or incurred by or asserted against Seller at any time after the Closing Date by a third party in respect of any material breach of the Buyer's representations and warranties set forth in Section 4 hereof or from any material breach of representation in Buyer's certificate furnished to Seller pursuant to Section
6.2.2 hereof, provided, however, that as a condition precedent hereto, the Seller shall have delivered written notice of any such claim to Buyer prior to the sixth month anniversary of the Closing Date.

       5.3. Taxes and Expenses.

            5.3.1. All costs of transferring the Shares in accordance with this Agreement, including recordation, transfer and documentary taxes and fees, and any excise, sales or use taxes, shall be borne by Buyer. Sell will assume and pay for its attorneys' fees in connection with the negotiation of this Agreement.

            5.3.2. Buyer will assume and pay all costs, liabilities and other obligations incurred by Buyer in connection with the performance of and compliance with all Transactions and other agreements and conditions contained in this Agreement to be performed or complied with by Buyer, including legal and accounting fees.

    6. Conditions of Closing.

       6.1. Buyer's Conditions of Closing. The obligation of Buyer to purchase and pay for the Shares shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

            6.1.1. (RESERVED)

            6.1.2. Seller shall have delivered to Buyer a Certificate of its corporate Secretary certifying:

            (a) Resolutions of its sole Director authorizing execution and delivery of this Agreement and the performance of all transactions contemplated hereby (the "Transactions");

            (b) That the representation and warranty of Seller contained in
     Section 2 of this Agreement is true and correct at and as of the Closing Date; and

            (c) The incumbency of its officers executing this Agreement and all other documents and instruments executed on Seller's behalf.

            6.1.3. Seller shall have delivered to Buyer the certificate representing the Shares, duly endorsed for transfer or accompanied by appropriate stock powers (in either case executed in blank or in favor of Buyer).

            6.1.4. As of the Closing Date, the approval and all consents from third parties and governmental agencies required to consummate the Transactions shall have been obtained.

            6.1.5. As of the Closing Date, no suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the Transactions or which could reasonably be expected to adversely affect the ability of Buyer to consummate such Transactions.

            6.1.6. As of the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transactions or any of them not be consummated as so provided, or imposing any material conditions on the consummation of such Transactions by Buyer.

            6.1.7. Seller shall have executed and delivered to Buyer a release in favor of Buyer and the Company, in the form attached as Exhibit A.

            6.1.8. The closing of the purchase and sale of the Dell Shares under the Dell Agreement shall occur simultaneously with the Closing hereunder.

       6.2. Seller's Conditions of Closing. The obligation of Seller to sell the Shares shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

            6.2.1. (RESERVED)

            6.2.2. Buyer shall have delivered to Seller a Certificate of its corporate Secretary certifying:

            (a) Resolutions of its Board of Directors authorizing execution and delivery of this Agreement and the performance of all Transactions;

            (b) That the representations and warranties of Buyer contained in
     Section 4 of this Agreement are true and correct at and as of the Closing Date; and

            (c) The incumbency of its officers executing this Agreement and all other documents and instruments executed on Buyer's behalf.

            6.2.3. Buyer shall have effected payment of the Purchase Price in accordance with the prior written instructions of Seller.

            6.2.4. As of the Closing Date, the approval and all consents from third parities and governmental agencies required to consummate the Transactions shall have been obtained.

            6.2.5. As of the Closing Date, no suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the Transactions or which could reasonably be expected to adversely affect the ability of Seller to consummate such Transactions.

            6.2.6. As of the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transactions or any of them not be consummated as so provided or imposing any material conditions on the consummation of such Transactions by Seller.

            6.2.7. Buyer shall have executed and delivered to Seller a general release in favor of Seller, in the form attached as Exhibit B.

            6.2.8. Dell and the Company shall have executed and delivered to Seller a release in favor of Seller, in the form attached as Exhibit C.

            6.2.9. The closing of the purchase and sale of Dell Shares under the Dell Agreement shall occur simultaneously with the Closing hereunder.

    7. Termination and Abandonment.

       7.1. Methods of Termination. This agreement and the Transactions may be terminated and/or abandoned at any time not later than the Closing Date:

            (a) By mutual written consent of Buyer and Seller;

            (b) By Buyer, if any of the conditions provided for in Section 6.1 hereof shall not have been met or waived in writing by Buyer by the Dell Closing Date;

            (c) By Seller, if any of the conditions provided for in Section 6.2 hereof shall not have been met or waived in writing by Seller by the Dell Closing Date; or (d) Automatically, if the Closing shall not have occurred by October 15, 1997.

       7.2. Procedure Upon Termination. In the event of termination and/or abandonment by Buyer or Seller, or both, pursuant to Section 7.1 hereof, written notice thereof shall forthwith be given to the other party and to Dell, and this Agreement and the Transactions shall be terminated and/or abandoned, without further action by Buyer or Seller. If this Agreement and the transactions are terminated and/or abandoned in accordance with clause (a) of
Section 7.1, or as a result of a failure of the condition set forth in Section
6.1.8 or 6.2.9, then no party hereto shall have any liability or further obligation to any other party to this Agreement.

    8. Miscellaneous.

       7.1. Notice. Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with evidence of transmission retained and a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder.

                   (a)      If to Buyer, at:

                            The Marquee Group, Inc.
                            888 Seventh Avenue
                            New York, NY 10019
                            Telecopy:

                            With copies (which shall not constitute notice) to:

                            Howard J. Tytel, Esquire
                            The Sillerman Companies
                            150 East 58th Street
                            New York, NY 10155
                            Telecopy: (212) 753-3188

                            and to:

                            Mr. Donald Dell
                            ProServ, Inc.
                            1101 Wilson Boulevard, 19th Floor
                            Arlington, VA 22209

                            Telecopy: (703) 276-3088

                   (b)      If to Seller at:

                            c/o Malcolm K. Becker
                            Codan Trust Company (BVI) Ltd.
                            Romasco Place, Wickhams Cay 1
                            P.O. Box 3140
                            Road Town, Tortola
                            British Virgin Islands

                            Telecopy: (809) 494-4929

                            With copies to (which shall not constitute notice)
                              to:

                            John J. Hogan, Jr., Esquire
                            Dewey Ballantine
                            1301 Avenues of the Americas
                            New York, NY 10019-6092

                            Telecopy: (212) 259-6333
                            and to:

                            Mr. Donald Dell
                            ProServ, Inc.
                            1101 Wilson Boulevard, 19th Floor
                            Arlington, VA 22209

                            Telecopy: (703) 276-3088

Notice shall be effective immediately upon personal delivery or telecopy, seven
(7) business days after deposit in the mail, or one (1) business day after deposit with an overnight courier service.

       8.2. Further Assurances. Each party will do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested in order to effect the purpose of this Agreement.

       8.3. Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party, except for any assignment by the Buyer to an affiliate of the Buyer in which case the Buyer shall remain fully obligated under this Agreement.

       8.4. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to its subject matter and supersedes all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision hereof shall be made except in writing executed by all parties hereto.

       8.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

       8.6. Survival. The representations and warranties contained in this Agreement shall survive the Closing for a period of six (6) months following the Closing Date, and upon the expiration of such period shall lapse and be of no further effect, except to the extent that prior to such date, a party seeking indemnification hereunder shall have notified the other party of any claims(s) arising with respect hereto. No party may seek an indemnity claim against another for breach of a representation or warranty contained herein if the claimant was aware at or prior to the execution and delivery hereof of such breach.

       8.7. Counterparts. The Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. It shall not be necessary when making proof of this Agreement to account for more than one such counterpart.

       8.8. Interpretation. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as "herein", "hereof", and the like shall refer to this Agreement as a whole and not to any particular Article or Section within this Agreement; (d) the term "include" means "include without limitation"; and (e) the term "or" is intended to include the term "and/or".

       8.9. No Waiver; Remedies Cumulative. No waiver by any party hereto of any one or more defaults by any other party or parties in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

       8.10. Severability. Should any provision of this Agreement be unenforceable or prohibited by applicable law, this Agreement shall be considered divisible as to such provision which shall be inoperative, and the remainder of this Agreement shall be valid and binding as though such provision were not included herein.

       8.11. Confidentiality. The Buyer and the Seller shall each keep strictly confidential the existence and terms of this Agreement. The Buyer shall not make reference to the Seller in the press releases or publicly filed documents, without the prior consent of the Seller, except as required pursuant to an order or request of a judicial or governmental authority or required by the rules or regulations of the Securities and Exchange Commission, in which case the Buyer shall consult with Seller prior to making such reference and shall accept Seller's reasonable recommendations as to the reference.

       8.12. Commissions or Finder's Fees. The parties hereto agree to indemnify, defend and hold each other harmless from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' and other professionals' fees and disbursements) arising out of a claim by any person or entity based on any arrangement or agreement made or alleged to have been made by the Buyer or Seller in pay a commission, finder's fee, or similar payment in connection with this Agreement or any matter related hereto.

                       [SIGNATURES APPEAR ON NEXT PAGE]

       IN WITNESS WHEREOF, the parties caused this Agreement to be executed and delivered as of the date first set forth above.

                                  BRIARCLIFF INTERNATIONAL LTD.

                                  By: /s/ John J. Hogan, Jr.
                                     -----------------------------------------
                                  Name: John J. Hogan, Jr.
                                       ---------------------------------------
                                  Title: Vice President
                                        --------------------------------------

                                  THE MARQUEE GROUP, INC.

                                  By: /s/  Robert M. Gutkowski
                                     -----------------------------------------
                                  Name: Robert M. Gutkowski
                                       ---------------------------------------
                                  Title: President and Chief Executive Officer
                                        --------------------------------------

                                                                      EXHIBIT A
                                                                      ---------
                           GENERAL RELEASE BY SELLER
                           -------------------------

    IN CONSIDERATION of that certain General Release dated as of the date hereof by The Marquee Group, Inc. ("Buyer"), inter alia, to Seller and for other consideration, the receipt and sufficiency of which are acknowledged, Briarcliff International Ltd. ("Seller") and its successors and assigns (collectively, the "Releasing Parties"), release, remise, acquit, and forever discharge Buyer, ProServ, Inc., and their respective Affiliates (as defined below), representatives, successors, and assigns (collectively, the "Released Parties"), from any and all claims, actions, and demands of every kind, whether direct or derivative, choate or inchoate, known or unknown, in law or equity (collectively, "Claims"), which the Releasing Parties have, have had, or may have, against any Released Party, except as specifically set forth below:

    1. Claims for indemnification or contribution against any Released Party arising out of a Claim against any Releasing Party by a third party that is not a Released Party (no such Claim having been brought to the attention of any Releasing Party as of the date hereof);

    2. Claims arising under that certain Stock Purchase Agreement dated as of July __, 1997, between Buyer and Seller or that certain Side Agreement dated as of July __, 1997, among Buyer, Seller, ProServ, Inc., and Donald L. Dell; and

    3. Claims of the Releasing Parties against the Released Parties arising out of or relating to actions of the Released Parties committed in bad faith or with a fraudulent intent.

    For purposes of this release, the term "Affiliate" shall mean, with respect to a specified person or entity, any person or entity controlling, controlled by, or under common control with, the specified person or entity.

    Any Released party may plead this Release as a complete defense and bar to any Claim brought in contravention hereof. In that event, or in the event of any breach of any representation contained herein, the breaching Releasing Party will indemnify, defend, and hold harmless the Released Parties from and against all costs and expenses arising therefrom, including without limitation reasonable attorneys' and other professionals' fees and expenses.

    The Releasing Parties are aware that, under the law of certain jurisdictions, a general release may not extend to Claims that a person does not know or suspect exist at the time when the release is executed. To the greatest extent permissible, the Releasing Parties expressly waive the benefit of those laws and acknowledge that they intend this Release to extend to the fullest measure provided for above.

    Each Releasing Party represents and warrants to the Released Parties that is has not sold, assigned or otherwise transferred to any other party or other entity any Claim which it has, had, or may have, against any Released Party.

    This Release shall be binding upon the Releasing Parties their respective heirs, representatives, successors, and assigns.

    This Release constitutes the full and entire understanding and agreement among the Releasing Parties and the Released Parties with regard to its subject matter and supersedes all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Release nor any waiver of any provision thereof shall be made except in writing executed by Buyer and Seller.

    Any pronoun used in this Release shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Release, except as the context otherwise requires.

    If any provision of this Release, or the application thereof to any party or circumstance, shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the reminder of this Release and the application of that provision to other parties or circumstances, shall not be affected thereby, and each provision shall be valid and enforced to the fullest extent permitted by law.

                       [SIGNATURE APPEARS ON NEXT PAGE]

    IN WITNESS WHEREOF, the undersigned has caused this Release to be executed as of this ____ day of _____, 19___.

                                       BRIARCLIFF INTERNATIONAL LTD.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

STATE OF NEW YORK          )
COUNTY OF NEW YORK         ) ss:

    I, Igor Levin, a Notary Public in and for said jurisdiction certify that John J. Hogan, Jr. personally appeared before me and acknowledged that he is the Vice President of Briarcliff International Ltd., a British Virgin Islands corporation, and that the above instrument was executed by him by order of its sole director, sealed with its corporate seal, and attested by him as its Vice President.

    Witness my hand and Notorial Seal, this ____ day of ________, 1997.


[SEAL]
                                            ------------------------------
                                            Notary Public

My commission expires:


----------------------------------

                                                                      EXHIBIT B
                                                                      ---------
                           GENERAL RELEASE BY BUYER
                           ------------------------

    IN CONSIDERATION of that certain General Release dated as of the date hereof by Briarcliff International Ltd. ("Seller"), and inter alia, to Buyer and for other consideration, the receipt and sufficiency of which are acknowledged, The Marquee Group, Inc. ("Buyer") and its successors and assigns (collectively, the "Releasing Parties"), release, remise, acquit, and forever discharge Seller and its Affiliates (as defined below), representatives, successors, and assigns (collectively, the "Released Parties"), from any and all claims, actions, and demands of every kind, whether direct or derivative, choate or inchoate, known or unknown, in law or equity (collectively, "Claims"), which the Releasing Parties have, have had, or may have, against any Released Party, except as specifically set forth below:

    1. Claims for indemnification or contribution against any Released Party arising out of a claim against any Releasing Party by a third party that is not a Released Party (no such Claim having been brought to the attention of any Releasing Party as of the date hereof);

    2. Claims arising under that certain Stock Purchase Agreement dated as of July __, 1997, between Buyer and Seller of that certain Side Agreement dated as of July __, 1997, among Buyer, Seller, ProServ, Inc. and Donald L. Dell; and

    3. Claims of the Releasing Parties against the Released Parties out of or relating to actions of the Released Parties committed in bad faith or with a fraudulent intent.

    For purposes of this release, the term "Affiliate" shall mean, with respect to a specified person or entity, any person or entity controlling, controlled by, or under common control with, the specified person or entity.

    Any Released Party may plead this Release as a complete defense and bar to any Claim brought in contravention hereof. In that event, or in the event of any breach of any representation contained herein, the breaching Releasing Party will indemnify, defend, and hold harmless the Released Parties from and against all costs and expenses arising therefrom, including without limitation reasonable attorneys' and other professionals' fees and expenses.

    The Releasing Parties are aware that, under the law of certain jurisdictions, a general release may not extend to Claims that a person does not know or suspect exist at the time when the release is executed. To the greatest extent permissible, the Releasing Parties expressly waive the benefit of those laws and acknowledge that they intend this Release to extend to the fullest measure provided for above.

    Each Releasing Party represents and warrants to the Released Parties that it has not sold, assigned or otherwise transferred to any other person or entity any Claim which it has, had, or may have, against any Released Party.

     This Release shall be binding upon the Releasing Parties and their respective heirs, representatives, successors, and assigns.

    This Release constitutes the full and entire understanding and agreement among the Releasing Parties and the Released Parties with regard to its subject matter and supersedes all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Release nor any waiver of any provision thereof shall be made except in writing executed by Buyer and Seller.

    Any pronoun used in this Release shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Release, except as the context otherwise requires.

    If any provision of this Release, or application thereof to any party or circumstance, shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Release and the application of that provision to other parties or circumstances, shall not be affected thereby, and each provision shall be valid and enforced to the fullest extent permitted by law.

                        [SIGNATURE APPEARS ON NEXT PAGE]

                                                                      EXHIBIT C
                                                                      ---------
              GENERAL RELEASE BY DONALD L. DELL AND PROSERV, INC.
              ---------------------------------------------------

    IN CONSIDERATION of that certain General Release dated as of the date hereof by Briarcliff International Ltd. ("Seller"), inter alia, to ProServ, Inc. ("PSI") and The Marquee Group, Inc. ("Buyer") and for other consideration, the receipt and sufficiency of which are acknowledged, each of Donald L. Dell ("DLD") and PSI and their respective successors, heirs, executors and assigns (collectively, the "Releasing Parties"), release, remise, acquit, and forever discharge Seller and its Affiliates (as defined below), representatives, successors, and assigns (collectively, the "Released Parties"), from any and all claims, actions, and demands of every kind, whether direct or derivative, choate or inchoate, known or unknown, in law or equity (collectively, "Claims"), which the Releasing Parties have, have had, or may have, against any Released Party, except as specifically set forth below:

    1. Claims for indemnification or contribution against any Released Party arising out of a Claim against any Releasing Party by a third party that is not a Released Party (no such Claim having been brought to the attention of any Releasing Party as of the date hereof); and

    2. Claims of the Releasing Parties against the Released Parties out of or relating to actions of the Released Parties committed in bad faith or with a fraudulent intent.

    For purposes of this release, the term "Affiliate" shall mean, with respect to a specified person or entity, any person or entity controlling, controlled by, or under common control with, the specified person or entity.

    Any Released Party may plead this Release as a complete defense and bar to any Claim brought in contravention hereof. In that event, or in the event of any breach of any representation contained herein, the breaching Releasing Party will indemnify, defend, and hold harmless the Released Parties from and against all costs and expenses arising therefrom, including without limitation reasonable attorneys' and others professionals' fees and expenses.

    The Releasing Parties are aware that, under the law of certain jurisdictions, a general release may not extend to Claims that a person does not know or suspect exist at the time when the release is executed. To the greatest extent permissible, the Releasing parties expressly waive the benefit of those laws and acknowledge that they intend this Release to extend to the fullest measure provided for above.

    Each Releasing Party represents and warrants to the Released Parties that it has not sold, assigned or otherwise transferred to any other person or entity any Claim which it has, had, or may have, against any Released Party.

    This Release shall be binding upon the Released Parties and their respective heirs, representatives, successors, and assigns.

    This Release constitutes the full and entire understanding and agreement among the Releasing Parties and the Released Parties with regard to its subject matter and supersedes all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Release nor any waiver of any provision thereof shall be made except in writing executed by Seller, PSI and DLD.

    Any pronoun used in this Release shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Release, except as the context otherwise requires.

    If any provision of this Release, or the application thereof to any party or circumstance, shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Release and the application of that provision to other parties or circumstances, shall not be affected thereby, and each provision shall be valid and enforced to the fullest extent permitted by law.

                        [SIGNATURE APPEARS ON NEXT PAGE]

    IN WITNESS WHEREOF, each of the undersigned has caused this Release to be executed as of this ____ day of ________________ , 19 __ .

                                       PROSERV, INC.


                                       By:
                                          --------------------------------
                                       Name:  Donald L. Dell
                                       Title: Chairman of the Board
                                               and Chief Executive
                                               Officer


                                       -----------------------------------
                                       DONALD L. DELL

STATE OF__________________________)
                                  ) ss:
COUNTY OF_________________________)

     I, ____________________ a Notary Public in and for said County and State, certify that Donald L. Dell personally appeared before me and acknowledged that he is the Chairman of the Board and Chief Executive Officer of ProServ, Inc., a Delaware corporation, and that the above instrument was executed by him by order of its board of directors, sealed with its corporate seal, and attested by him as its Chairman of the Board and Chief Executive Officer.

     Witness my hand and Notarial Seal, this ____________ day of __________________, 1997.

[SEAL]

                                        ____________________________________
                                        Notary Public


My commission expires: ____________________



STATE OF__________________________)
                                  ) ss:
COUNTY OF_________________________)

     I, ____________________ a Notary Public in and for said County and State, certify that Donald L. Dell personally appeared before me and acknowledged that he executed the above instrument.

     Witness my hand and Notarial Seal, this ____________ day of __________________, 1997.

[SEAL]

                                        ____________________________________
                                        Notary Public


My commission expires: ____________________

                                                                      EXHIBIT D
                                                                      ---------
                                SIDE AGREEMENT
                                --------------

    This Side Agreement is made and entered into as of July 2, 1997 by and among Donald L. Dell ("Dell"), ProServ, Inc., a Delaware corporation (the "Company"), Briarcliff International Ltd., a British Virgin Islands corporation ("Seller") and The Marquee Group, Inc., a Delaware corporation ("Buyer").

    WHEREAS, Seller is the owner of 250 shares (the "Shares") of common stock, par value $1.00, of the Company;

    WHEREAS, by Stock Purchase Agreement dated the date hereof, a copy of which is attached hereto and incorporated herein as Exhibit A (the "Purchase Agreement"), Seller has agreed to sell and Buyer has agreed to purchase the Shares;

    WHEREAS, by the terms of that certain Common Stock Subscription and Shareholder Agreement (the "Subscription Agreement") dated July 9, 1996 among the Company, Dell and Seller, Seller may not sell the Shares without the consent of Dell and the Company;

    WHEREAS, Dell and the Company wish to consent to the sale and purchase of the Shares pursuant to the Purchase Agreement;

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, Dell, Buyer and Seller agree as follows:

1. Dell and Company Consent. Each of Dell and the Company agrees with each of the Buyer and Seller that each of Dell and the Company:

(i) consents to Seller's sale and Buyer's purchase of the Shares under the Purchase Agreement;

(ii) waives any and all rights that any of Dell and the Company may have with respect to the Shares under the Subscription Agreement; and

(iii) agrees that Seller's sale and Buyer's purchase of the Shares under the Purchase Agreement is made in full compliance with the provisions of the Subscription Agreement.

2. Representations and Warranties. Each of the Company and Dell represents and warrants to Buyer and Seller as follows:

(i) it has full power and authority to enter into this Side Agreement and to carry out the transactions contemplated herein; and

(ii) the Side Agreement has been duly and validly executed and delivered by it, does not violate any document or agreement, does not require the filing with or consent of any person and constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

3.     Miscellaneous. This Side Agreement:

(i) may only be amended or modified by a written instrument executed by each of the parties hereto;

(ii) shall inure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and permitted assigns;

(iii) shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its conflicts of law principles.

(iv)   shall be kept strictly confidential by all parties hereto;

(v) may not be assigned without the prior written consent of the other parties hereto, which may be granted or withheld for any reason or no reason; and

(vi) may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has caused this Side Agreement to be duly executed on the date first written above.


                                        BRIARCLIFF INTERNATIONAL LTD.


/s/ Donald L. Dell                      By: /s/ John J. Hogan, Jr.
----------------------------------         ------------------------------------
DONALD L. DELL                          Name:  John J. Hogan, Jr.
                                        Title: Vice President

PROSERV, INC.                           THE MARQUEE GROUP, INC.


By: /s/ Donald L. Dell                  By: /s/  Robert M. Gutkowski
   -------------------------------         ------------------------------------
Name:        Donald L. Dell             Name:  Robert M. Gutkowski
Title:       Chairman of the Board      Title: President and Chief Executive
       and Chief Executive Officer             Officer